United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                February 5, 2001                              000-05667
Date of Report (Date of earliest event reported)        Commission File Number



                              LE@P TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   64-0769296
                     (I.R.S. Employer Identification Number)


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                            5601 N. Dixie Highway, Suite 411
                             Fort Lauderdale, Florida 33334

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                   (Address of Principal Executive Offices) (Zip Code)

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                                     (954) 771-1772

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                  (Registrant's telephone number, including area code)

     In the discussions below, any statement of the Registrant's future expectations, including without limitation, plans and objectives for future operations, future agreements, future economic performance or expected operational developments and all other statements regarding the future are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Registrant intends that the forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements are based on the Registrant's strategic plans and involve risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements herein include, without limitation, the Registrant's ability to raise capital, to execute its business strategy in a very competitive environment, the Registrant's degree of financial leverage, risks associated with acquisitions and the integration thereof, risks associated with start-up and early-stage enterprises, risks associated with providing services over the Internet, regulatory considerations (particularly in the health care industry), as well as other risks referenced from time to time in the Registrant's filings with the Securities and Exchange Commission. The Company does not undertake any obligations to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 2.  Acquisition or Disposition of Assets.

     On February 5, 2001, Le@p Technology, Inc. (the "Registrant"), acquired 800,000 shares of the Common Stock (the "Common Shares") of Healthology, Inc., a Delaware corporation ("Healthology"), for an aggregate consideration of $1 million pursuant to a Purchase Agreement dated as of February 2, 2001, between the Registrant and Healthology. Such acquisition resulted from the exercise by Healthology of an option to sell the Common Shares to the Registrant, which option had been granted by the Registrant in connection with certain additional financing received by Healthology on or about August 2, 2000. The terms of this option were previously reported in the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 2000. Healthology is a privately-held, online health media company that produces and distributes original content generated by health professionals. Healthology's content is in-depth, topic-focused and event-driven and is delivered in various formats, including text articles and live audio/video webcast programs (streaming media). Healthology distributes its original content through its own website and the sites of distribution partners by co-branding, re-branding and licensing arrangements.

     The Registrants first investment in Healthology was completed in March 2000, at which time the Registrant purchased approximately 3.2 million shares of the Series A Convertible Voting Preferred Stock ("Preferred Shares") of Healthology. The Common Shares acquired by the Registrant received the same registration rights, tag-along rights and preemptive rights, and are subject to the same drag-along rights as are applicable to the Preferred Shares currently owned by the Registrant. Please refer to the Registrant's Current Report on Form 8-K filed on March 16, 2000, for more information relating to that initial investment.

     The Registrant obtained the cash for the acquisition of the Common Shares from the sale of its Class A Common Stock to M. Lee Pearce, M.D., the Chairman of the Board and the majority stockholder of the Registrant, and certain of his affiliates (collectively, "Pearce"). This sale was made pursuant to the terms of an funding agreement between the Registrant and Pearce dated March 30, 2000, whereby Pearce undertook to provide funding for certain future acquisitions and operations of the Registrant, in exchange for the issuance of the Registrant's Class A Common Stock at the rate of $5.25 per share. Consistent with that agreement, the Company will issue to Pearce, approximately 190,000 shares of its Class A Common Stock.

Item 5.  Other Events.

     Pursuant to the terms of a Subscription Agreement dated February 7, 2001, the Corporation invested approximately $250,000 in the Common Stock and Class A Preferred Stock of VisualPlex Corp., a Delaware corporation ("VisualPlex"). Founded in 2000, VisualPlex is a privately-held corporation that has developed software designed to facilitate online communication and network access for e-commerce, insurance claim submission and verification, billing and payment, order-tracking, and other functions for manufacturers, distributors, optical labs, insurance companies and eye care professionals. Through its subsidiary EuroNet Optics AG, VisualPlex also provides its technology to the European vision care industry. VisualPlex's other investors include Bausch & Lomb Inc. (NYSE: BOL), a leading global technology-based healthcare company for the eye, IFA Computer Services GMBH, a subsidiary of Rodenstock, one of the world's largest optical manufacturers, and Interprise Technology Partners, L.P., one of the largest venture capital funds based in Florida.

     The Registrant obtained the cash for the foregoing acquisition from the sale of approximately 47,500 shares of its Class A Common Stock, at the rate of $5.25 per share, to Pearce pursuant to the terms of a funding agreement between the Registrant and Pearce dated March 30, 2000.

Item 7.  Financial Statements and Exhibits.

     (a)(b) Depending upon the results of the pending audit of the Registrant's financial statements for the period ending December 31, 2000, financial statements may or may not be required to be filed pursuant to this Item 7. In accordance with Instruction 4 of this Item 7, financial statements required by this Item, if any, will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.

(c)      Exhibits

     10.1 Purchase Agreement between Healthology, Inc. and Le@p Technologies, Inc. dated as of February 2, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LE@P TECHNOLOGY, INC.


                                               By: /s/ Robert G. Tancredi, MD
                                                _____________________________
                                                  Robert G. Tancredi, M.D.
                                                  President

Dated: February 20, 2001